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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-61230, 333-24063, 333-24067, 333-24069,
333-48791, 333-48793, 333-91053, 333-110467) and Form S-3 (File Nos. 333-59203,
33-108601, 333-107284, 333-25207) of URS Corporation of our report dated January 20, 2004 relating to the financial statements, which appears in this Annual Report on Form 10-K.

January 22, 2004
San Francisco, California

                                            /s/PricewaterhouseCoopers LLP
                                            -----------------------------
                                            PRICEWATERHOUSECOOPERS LLP